Discontinued Operation	12 Months Ended
Dec. 31, 2021
Disclosure of discontinued operations [text block] [Abstract]
Discontinued operation

Note 4 - Discontinued operation

In October 2021, the Company agreed, together with its then U.S distributor for Consensi, Coeptis Pharmaceuticals Inc., to terminate the distribution agreement. Despite the Company’s efforts to identify an alternative distributor for Consensi in the United States., the Company concluded that commercialization of Consensi, both in the U.S market and elsewhere, is not likely to generate significant revenue and achieve profitability in the near term. In order to reduce the expenses involved in maintaining the product, it was concluded to discontinue Consensi activities and to allocate the funds to the company’s core oncology activities. In parallel, the agreements with Kuhnil Pharmaceuticals Inc.’s for the territory of South Korea and Hebei Changshan Biochemical Pharmaceutical Co., Ltd. for the territory of China were terminated. Consensi represented a separate major line of business. Discontinuation also included inventory write off. Consequently, the Company is reporting Consensi as a discontinued operation and as of December 31, 2021 has one operating segment- oncology.

	2021	2020	2019
	USD thousands

Results of discontinued operation
Revenue	-	1,000	1,000
Expenses	642	373	1,485
Loss (profit) for the year	642	(627)	485

Loss (profit) for the year attributable to the owners of the Company:
From continuing operations	17,826	28,701	5,408
From discontinued operation	642	(627)	485

Loss (profit) per share – Discontinued operation
Basic & diluted loss (profit) per ADS – USD	0.04	(0.05)	0.25

Cash flows from discontinued operation
Net cash (used in) provide by operating activities	(374)	1,705	(1,968)

	(374)	1,705	(1,968)